Hamilton Insurance Group, Ltd. Supplementary Financial Information June 30, 2026 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd.

Table of Contents

		Page
I.	**Basis of Presentation**	1
II.	**Financial Highlights**	
	Financial Highlights	4
	Key Operating and Financial Metrics	5
III.	**Summary Consolidated Results**	
	Statements of Operations	6
	Consolidated Balance Sheets	7
	Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet	8
	Net Investment Return	9
	Fixed Maturity and Short-Term Investments	10
IV.	**Segment Results**	
	Consolidated Underwriting Results	11
	5Q Consolidated Underwriting Results - Group	13
	5Q Underwriting Results - International	14
	5Q Underwriting Results - Bermuda	15
V.	**Other Information**	
	Modeled Exposure to Catastrophe Losses (PML)	16
	Non-GAAP Measures	17

1 Basis of Presentation All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This presentation is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Ltd. (referred to herein, together with its subsidiaries unless the context otherwise requires, as "Hamilton," the "Company," "we," "us" and "our") with the U.S. Securities and Exchange Commission (the "SEC"), including it's Form 10-Q. Special Note Regarding Forward-Looking Statements This presentation includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” "forecasts," or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, business plans (including syndicate capacity forecasts), and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materially from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, our other subsequent periodic reports filed with the SEC and the following: • challenges from competitors, including those arising from industry consolidation, alternative capital and technological advancements, including the increasing use of advanced analytics and artificial intelligence; • unpredictable events, including natural catastrophes and man-made disasters, global climate change and emerging claim, litigation and coverage issues that may increase loss severity or expand coverage obligations; • our ability, or that of the third parties on which we rely, to ensure reserves are adequate to cover actual losses and to accurately assess underwriting risk, models, assumptions, data quality and the pricing of risks, particularly in long-tail, low-frequency or emerging lines of business; • our ability to defend and protect our intellectual property rights, including our proprietary technology platforms and data, to comply with obligations under license and technology agreements or to obtain or renew licenses to technology or data on reasonable terms; • the impact of risks associated with human error, misconduct or fraud, model uncertainty, cybersecurity threats such as cyber-attacks and security breaches, misuse of artificial intelligence and our reliance on third-party information technology systems that may fail, be disrupted or require replacement; • our ability to secure necessary credit facilities, letters of credit or other forms of financing or collateral on favorable terms or at all;

2 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • our limited financial and operational flexibility due to covenants and other restrictions in our existing or future credit facilities and debt arrangements; • our exposure to the credit risk of insurance and reinsurance intermediaries on which we rely for the collection of premiums and payment of claims; • our failure to pay claims in a timely manner, significant reserve strengthening, or the need to sell investments under unfavorable market or other conditions in order to meet liquidity requirements; • downgrades, potential downgrades or other negative actions by rating agencies, including changes in rating agency methodologies; • our ability to manage risks associated with adverse macroeconomic conditions, geopolitical instability and global events, including current or anticipated military conflicts, public health crises, terrorism, sanctions, inflation, rising interest rates, energy price volatility and other disruptions; • the cyclical nature of the insurance and reinsurance business, which may result in declines in pricing and more competitive terms and conditions; • our results of operations fluctuating significantly from period to period and not being indicative of our long-term prospects; • our ability to execute our strategy and to adapt our business and strategic plans in response to changing market, regulatory and competitive conditions; • our dependence on key executives and other personnel, including the potential loss of Bermudian or other critical personnel, and our ability to attract and retain qualified employees in highly competitive labor markets; • foreign operational risks, including foreign currency risk, political instability, regulatory uncertainty and differing legal regimes in jurisdictions where we operate; • our ability to identify, execute and integrate growth opportunities, including acquisitions or other strategic transactions, and to realize the anticipated benefits of such initiatives; • risks arising from our management of alternative reinsurance platforms and vehicles for third-party investors; • our inability to control the asset allocation, investment decisions or performance of the Two Sigma Hamilton Fund, LLC (the "TS Hamilton Fund") and our limited ability to withdraw capital from the TS Hamilton Fund; • conflicts of interest, governance, operational or regulatory risks involving Two Sigma Investments, LP ("Two Sigma"), the TS Hamilton Fund or their respective affiliates that could adversely affect investment performance or our business; • the historical performance of Two Sigma or the TS Hamilton Fund not being indicative of future performance or our future results; • risks associated with our investment strategy, including the use of leverage, derivatives, illiquid assets and concentration risk, which may be greater than those faced by some of our competitors; • our potentially becoming subject to additional or increased taxation, including U.S. federal income tax, Bermuda tax or other taxes, as a result of changes in tax laws, interpretations or our operations; • the potential classification of us or our subsidiaries as a passive foreign investment company or becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act; • our ability to compete effectively in a highly regulated industry in light of new or changing domestic or international laws and regulations, including accounting standards and evolving regulatory interpretations; • the suspension, limitation or revocation of licenses or approvals required by our insurance and reinsurance subsidiaries; • significant legal, regulatory or governmental proceedings or investigations; • restrictions on our insurance and reinsurance subsidiaries’ ability to pay dividends or make other distributions to us; • challenges and costs associated with compliance with public company disclosure, governance and internal control requirements; • the limited ability of investors to influence corporate matters due to our multi-class share structure and the voting provisions in our Bye-laws;

3 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • the risk that anti-takeover provisions in our Bye-laws or Bermuda law could discourage, delay or prevent a change in control, even if beneficial to shareholders; and • difficulties investors may face in enforcing judgments or protecting their interests against us or our directors and officers. There may be other factors that could cause our actual results to differ materially from the forward-looking statements. You should evaluate all forward- looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Financial Highlights

($ in thousands)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025	Year Ended 2025
Net income (loss) attributable to common shareholders	$ 143,782	$ 187,415	$ 277,320	$ 268,288	$ 576,670
Operating income (loss) attributable to common shareholders	$ 158,181	$ 161,803	$ 324,918	$ 211,191	$ 502,515
Underwriting income (loss)					
Gross premiums written	$ 831,041	$ 712,026	$ 1,771,152	$ 1,555,332	$ 2,923,145
Net premiums written	621,695	556,314	1,275,355	1,160,189	2,287,543
Net premiums earned	586,007	511,163	1,156,522	1,010,091	2,109,776
Underwriting income (loss)	$ 29,112	$ 67,459	$ 86,695	$ 9,199	$ 148,823
Key Ratios:					
Attritional loss ratio - current year	53.3 %	53.0 %	53.9 %	52.5 %	54.4 %
Attritional loss ratio - prior year development	(0.1)%	(0.5)%	1.1 %	(1.7)%	(2.2)%
Catastrophe loss ratio - current year	7.8 %	1.9 %	4.0 %	16.8 %	8.4 %
Catastrophe loss ratio - prior year development	0.7 %	(1.6)%	0.3 %	(1.7)%	(0.9)%
Loss and loss adjustment expense ratio	61.7 %	52.8 %	59.3 %	65.9 %	59.7 %
Acquisition cost ratio	24.8 %	24.0 %	25.1 %	23.7 %	24.0 %
Other underwriting expense ratio	8.5 %	10.0 %	8.1 %	9.5 %	9.2 %
Combined ratio	95.0 %	86.8 %	92.5 %	99.1 %	92.9 %
Investments					
Total assets	$ 10,263,899	$ 8,913,050	$ 10,263,899	$ 8,913,050	$ 9,571,613
Total cash and invested assets[1]	6,126,134	5,321,894	6,126,134	5,321,894	5,923,378
Total investment return[2]	141,275	148,730	234,887	316,057	511,773
Two Sigma Hamilton Fund					
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF	226,499	167,457	403,049	371,418	564,254
Net income (loss) attributable to non-controlling interest - TSHF	111,021	80,371	194,515	180,765	263,359
	$ 115,478	$ 87,086	$ 208,534	$ 190,653	$ 300,895
Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations	5.1 %	4.4 %	9.6 %	10.1 %	16.0 %
Fixed income, short term investments and cash and cash equivalents					
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other	$ 25,797	$ 61,644	$ 26,353	$ 125,404	$ 210,878

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased, payables to related parties (TSHF) and non-controlling interest (TSHF).

(2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

4

5 Three Months Ended June 30, Six Months Ended June 30, Year Ended ($ in thousands, except per share amounts) 2026 2025 2026 2025 2025 Income (loss) per share attributable to common shareholders - basic ................................ $ 1.45 $ 1.85 $ 2.79 $ 2.64 $ 5.75 Income (loss) per share attributable to common shareholders - diluted .............................. $ 1.42 $ 1.79 $ 2.73 $ 2.56 $ 5.55 Operating income (loss) attributable to common shareholders per common share - diluted ............................................................................................................................................. $ 1.56 $ 1.55 $ 3.20 $ 2.01 $ 4.84 Weighted average common shares outstanding - basic ........................................................ 99,276,664 101,421,322 99,422,661 101,679,121 100,363,570 Weighted average common shares outstanding - diluted ...................................................... 101,085,885 104,568,161 101,461,362 104,915,497 103,844,198 Return on average common shareholders' equity - annualized ............................................ 20.6% 30.2% 19.6% 22.0% 22.4 % Operating return on average common shareholders' equity - annualized ........................... 22.7% 26.1% 22.9% 17.3% 19.5 % June 30, 2026 December 31, 2025 Closing common shareholders' equity, less intangible assets .............................................. $ 2,767,673 $ 2,735,475 Closing common shareholders' equity ...................................................................................... $ 2,850,836 $ 2,822,099 Closing common shares outstanding ........................................................................................ 98,614,386 99,029,434 Book Value per Common Share Book value per common share ................................................................................................ $ 28.91 $ 28.50 Accumulated dividends ............................................................................................................. $ 2.00 $ — Book value per common share plus accumulated dividends .............................................. $ 30.91 $ 28.50 Year to date change in book value per common share plus accumulated dividends ..... 8.5% 24.2 % Tangible Book Value per Common Share Tangible book value per common share ................................................................................ $ 28.07 $ 27.62 Accumulated dividends ............................................................................................................. $ 2.00 $ — Tangible book value per common share plus accumulated dividends .............................. $ 30.07 $ 27.62 Year to date change in tangible book value per common share plus accumulated dividends ..................................................................................................................................... 8.9% 25.4 % Financial Highlights Key Operating and Financial Metrics

Summary Consolidated Results
Statements of Operations

($ in thousands, except per share amounts)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025	Year Ended 2025
Revenues					
Gross premiums written	$ 831,041	$ 712,026	$ 1,771,152	$ 1,555,332	$ 2,923,145
Reinsurance premiums ceded	(209,346)	(155,712)	(495,797)	(395,143)	(635,602)
Net premiums written	621,695	556,314	1,275,355	1,160,189	2,287,543
Net change in unearned premiums	(35,688)	(45,151)	(118,833)	(150,098)	(177,767)
Net premiums earned	586,007	511,163	1,156,522	1,010,091	2,109,776
Net realized and unrealized gains (losses) on investments	227,856	208,034	378,933	456,828	687,111
Net investment income (loss)	24,440	21,067	50,469	39,994	88,021
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	252,296	229,101	429,402	496,822	775,132
Third party fee income	3,904	5,014	10,655	9,676	26,601
Net foreign exchange gains (losses)	(2,629)	(4,513)	1,905	(7,039)	(5,985)
Total revenues	839,578	740,765	1,598,484	1,509,550	2,905,524
Expenses					
Losses and loss adjustment expenses	361,489	269,928	686,274	665,163	1,258,521
Acquisition costs	145,423	122,815	289,929	239,696	507,290
Other underwriting expenses	53,887	55,975	104,279	105,709	221,743
Corporate expenses	13,044	12,853	24,116	25,821	57,167
Amortization of intangible assets	3,700	4,004	7,720	7,895	15,709
Interest expense	4,762	4,729	9,538	10,331	20,189
Total expenses	582,305	470,304	1,121,856	1,054,615	2,080,619
Income (loss) before income tax	257,273	270,461	476,628	454,935	824,905
Income tax expense (benefit)	2,470	2,675	4,793	5,882	(15,124)
Net income (loss)	254,803	267,786	471,835	449,053	840,029
Net income (loss) attributable to non-controlling interest	111,021	80,371	194,515	180,765	263,359
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 143,782	$ 187,415	$ 277,320	$ 268,288	$ 576,670
Per share data					
Income (loss) per share attributable to common shareholders - basic	$ 1.45	$ 1.85	$ 2.79	$ 2.64	$ 5.75
Income (loss) per share attributable to common shareholders - diluted	$ 1.42	$ 1.79	$ 2.73	$ 2.56	$ 5.55
Return on average common shareholders' equity - annualized	20.6 %	30.2 %	19.6 %	22.0 %	22.4 %

6

Summary Consolidated Results
Consolidated Balance Sheets

($ in thousands, except share information)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets					
Fixed maturity investments, at fair value (amortized cost June 30, 2026: $3,133,507)	$ 3,114,054	$ 3,016,314	$ 3,238,543	$ 3,022,441	$ 2,698,470
Short-term investments, at fair value (amortized cost June 30, 2026: $355,729)	356,453	451,185	200,459	248,847	307,129
Investments in Two Sigma Funds, at fair value (cost June 30, 2026: $1,574,091)	1,844,158	1,685,031	1,587,658	1,500,672	1,453,781
Total investments	5,314,665	5,152,530	5,026,660	4,771,960	4,459,380
Cash and cash equivalents	717,335	842,484	1,062,359	955,130	985,649
Restricted cash and cash equivalents	111,631	113,033	109,731	110,087	85,648
Premiums receivable	1,240,034	1,154,469	939,777	1,012,000	1,048,580
Paid losses recoverable	99,228	100,187	93,659	115,847	131,833
Deferred acquisition costs	294,669	291,312	257,203	259,260	253,402
Unpaid losses and loss adjustment expenses recoverable	1,463,936	1,412,974	1,375,857	1,303,833	1,236,660
Receivables for investments sold	185,133	10,046	58,029	45,182	38,271
Prepaid reinsurance	454,535	418,978	296,351	334,025	360,890
Intangible assets	83,163	84,331	86,624	88,848	90,061
Other assets	299,570	283,665	265,363	217,198	222,676
Total assets	$ 10,263,899	$ 9,864,009	$ 9,571,613	$ 9,213,370	$ 8,913,050
Liabilities, non-controlling interest, and shareholders' equity					
Liabilities					
Reserve for losses and loss adjustment expenses	$ 4,783,094	$ 4,595,810	$ 4,415,176	$ 4,206,077	$ 3,984,281
Unearned premiums	1,654,491	1,583,245	1,377,474	1,443,460	1,414,344
Reinsurance balances payable	491,148	460,804	296,400	372,711	417,251
Payables for investments purchased	61,071	110,151	209,853	102,013	127,529
Term loan, net of issuance costs	149,795	149,769	149,743	149,717	149,691
Accounts payable and accrued expenses	131,905	149,185	177,320	167,882	141,838
Payables to related parties	67,946	62,058	123,376	28,338	50,233
Total liabilities	7,339,450	7,111,022	6,749,342	6,470,198	6,285,167
Non-controlling interest - TS Hamilton Fund	73,613	30,537	172	81,179	69,292
Shareholders' equity					
Common shares:					
Class A, authorized (June 30, 2026: 26,444,807), par value $0.01; issued and outstanding (June 30, 2026: 17,320,078)	173	173	173	178	178
Class B, authorized (June 30, 2026: 84,677,932), par value $0.01; issued and outstanding (June 30, 2026: 65,890,659)	659	665	663	645	663
Class C, authorized (June 30, 2026: 15,403,649), par value $0.01; issued and outstanding (June 30, 2026: 15,403,649)	154	154	154	160	160
Additional paid-in-capital	1,126,425	1,127,868	1,134,985	1,135,815	1,148,571
Accumulated other comprehensive loss	(4,441)	(4,441)	(4,441)	(4,441)	(4,441)
Retained earnings	1,727,866	1,598,031	1,690,565	1,529,636	1,413,460
Total shareholders' equity	2,850,836	2,722,450	2,822,099	2,661,993	2,558,591
Total liabilities, non-controlling interest, and shareholders' equity	$ 10,263,899	$ 9,864,009	$ 9,571,613	$ 9,213,370	$ 8,913,050

7

Summary Consolidated Results
Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet

($ in thousands)	June 30, 2026 Consolidated GAAP Balance Sheet	Two Sigma Hamilton Fund Balances	Unconsolidated Balance Sheet[1]
Assets			
Fixed maturity investments, at fair value	$ 3,114,054	$ -	$ 3,114,054
Short-term investments, at fair value	356,453	(356,350)	103
Investments in Two Sigma Funds, at fair value	1,844,158	533,588	2,377,746
Total investments	5,314,665	177,238	5,491,903
Cash and cash equivalents	717,335	(180,183)	537,152
Restricted cash and cash equivalents	111,631	-	111,631
Premiums receivable	1,240,034	-	1,240,034
Paid losses recoverable	99,228	-	99,228
Deferred acquisition costs	294,669	-	294,669
Unpaid losses and loss adjustment expenses recoverable	1,463,936	-	1,463,936
Receivables for investments sold	185,133	(173,808)	11,325
Prepaid reinsurance	454,535	-	454,535
Intangible assets	83,163	-	83,163
Other assets	299,570	(1,038)	298,532
Total assets	$ 10,263,899	$ (177,791)	$ 10,086,108
Liabilities, non-controlling interest, and shareholders' equity			
Liabilities			
Reserve for losses and loss adjustment expenses	$ 4,783,094	$ -	$ 4,783,094
Unearned premiums	1,654,491	-	1,654,491
Reinsurance balances payable	491,148	-	491,148
Payables for investments purchased	61,071	(36,007)	25,064
Term loan, net of issuance costs	149,795	-	149,795
Accounts payable and accrued expenses	131,905	(225)	131,680
Payables to related parties	67,946	(67,946)	-
Total liabilities	7,339,450	(104,178)	7,235,272
Non-controlling interest - TS Hamilton Fund	73,613	(73,613)	-
Shareholders' equity			
Common shares:			
Class A, par value $0.01	173	-	173
Class B, par value $0.01	659	-	659
Class C, par value $0.01	154	-	154
Additional paid-in-capital	1,126,425	-	1,126,425
Accumulated other comprehensive loss	(4,441)	-	(4,441)
Retained earnings	1,727,866	-	1,727,866
Total shareholders' equity	2,850,836	-	2,850,836
Total liabilities, non-controlling interest, and shareholders' equity	$ 10,263,899	$ (177,791)	$ 10,086,108

(1) We present our balance sheet on an unconsolidated basis above, which we believe is meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The unconsolidated balances are non-GAAP financial measures, with the above table providing an appropriate reconciliation to comparable GAAP measures.

8

Summary Consolidated Results
Net Investment Return

($ in thousands)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025	Year Ended 2025
Net realized gains (losses) on investments	**$ 232,135**	**$ 196,129**	**$ 387,751**	**$ 314,787**	**$ 517,147**
Fixed maturities and short-term investments	*(5,241)*	*1,343*	*(2,332)*	*867*	*7,369*
TS Hamilton Fund	*237,376*	*194,786*	*390,083*	*313,920*	*509,778*
Change in net unrealized gains (losses) on investments	**(4,279)**	**11,905**	**(8,818)**	**142,041**	**169,964**
Fixed maturities and short-term investments	*(6,529)*	*28,782*	*(47,171)*	*63,269*	*72,771*
TS Hamilton Fund	*2,250*	*(16,877)*	*38,353*	*78,772*	*97,193*
Net realized and unrealized gains (losses) on investments	**227,856**	**208,034**	**378,933**	**456,828**	**687,111**
Net investment income (loss):					
Fixed maturities	34,307	27,317	68,785	52,604	115,869
Short-term investments	10	230	19	298	478
TS Hamilton Fund	1,948	2,858	3,584	4,594	10,673
Cash and cash equivalents	4,195	3,987	8,489	8,590	16,287
Other	(6)	726	403	1,186	1,068
Interest and other	**40,454**	**35,118**	**81,280**	**67,272**	**144,375**
Management fees	**(15,643)**	**(13,719)**	**(30,112)**	**(26,685)**	**(55,153)**
Fixed maturities and short-term investments	*(758)*	*(636)*	*(1,509)*	*(1,201)*	*(2,527)*
TS Hamilton Fund	*(14,885)*	*(13,083)*	*(28,603)*	*(25,484)*	*(52,626)*
Other expenses	**(371)**	**(332)**	**(699)**	**(593)**	**(1,201)**
Fixed maturities and short-term investments	*(181)*	*(105)*	*(331)*	*(209)*	*(437)*
TS Hamilton Fund	*(190)*	*(227)*	*(368)*	*(384)*	*(764)*
Net investment income (loss)	**24,440**	**21,067**	**50,469**	**39,994**	**88,021**
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	**252,296**	**229,101**	**429,402**	**496,822**	**775,132**
Net income (loss) attributable to non-controlling interest	*111,021*	*80,371*	*194,515*	*180,765*	*263,359*
Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest	**$ 141,275**	**$ 148,730**	**$ 234,887**	**$ 316,057**	**$ 511,773**
Fixed income, short-term investments and cash and cash equivalents return	$ 25,797	$ 61,644	$ 26,353	$ 125,404	$ 210,878
TS Hamilton Fund return[(1)]	$ 115,478	$ 87,086	$ 208,534	$ 190,653	300,895

(1) Net of non-controlling interest performance incentive allocation.

9

Summary Consolidated Results
Fixed Maturity and Short-Term Investments

($ in thousands) Fixed Maturity Trading Portfolio and Short-Term Investments[(1)]	June 30, 2026 Fair Value	June 30, 2026 % of Total	June 30, 2026 Weighted Average Credit Rating	December 31, 2025 Fair Value	December 31, 2025 % of Total	December 31, 2025 Weighted Average Credit Rating
Fixed maturities						
U.S. government treasuries	$ 635,975	18%	Aa1	$ 797,834	23%	Aa1
U.S. states, territories and municipalities	10,601	0%	Aa2	12,960	0%	Aa2
Non-U.S. sovereign governments and supranationals	108,784	3%	Aa1	110,861	3%	Aa1
Corporate	1,732,278	51%	A3	1,584,144	46%	A3
Residential mortgage-backed securities - Agency	217,614	6%	Aa1	365,650	11%	Aa1
Residential mortgage-backed securities - Non-agency	56,722	2%	Aa1	32,545	1%	Aaa
Commercial mortgage-backed securities - Non-agency	78,390	2%	Aa1	94,698	3%	Aa1
Other asset-backed securities	273,690	8%	Aa1	239,851	7%	Aa1
Total fixed maturities	3,114,054	90%	A1	3,238,543	94%	Aa3
Short-term investments	356,453	10%	Aa1	200,459	6%	Aa1
Total fixed maturities and short-term investments	$ 3,470,507	100%	Aa3	$ 3,439,002	100%	Aa3

Fixed Maturity and Short-Term Investments Credit Quality Summary	June 30, 2026 % of Total	December 31, 2025 % of Total
Investment grade	100%	100%
Non-investment grade	0%	0%
Total	100%	100%

Fixed Maturity and Short-Term Investments - Trading Portfolio[(2)]	June 30, 2026	December 31, 2025
Average credit quality	A1	Aa3
Average yield to maturity	4.7%	4.1%
Book yield	4.5%	4.3%
Expected average duration (in years)	4.0	3.4

(1) Includes $356.4 million and $199.0 million of short-term investments, at June 30, 2026 and December 31, 2025, respectively, not managed by our external investment managers.

(2) Fixed income portfolio managed by our external investment managers only.

10

Segment Results
Consolidated Underwriting Results

($ in thousands)	Three Months Ended June 30, 2026			Three Months Ended June 30, 2025		
	International	Bermuda	Total	International	Bermuda	Total
Gross premiums written	$ 420,073	$ 410,968	$ 831,041	$ 344,799	$ 367,227	$ 712,026
Net premiums written	322,843	298,852	621,695	258,089	298,225	556,314
Net premiums earned	302,623	283,384	586,007	253,209	257,954	511,163
Third party fee income	1,820	2,084	3,904	3,832	1,182	5,014
Losses and loss adjustment expenses	174,274	187,215	361,489	124,733	145,195	269,928
Acquisition costs	80,287	65,136	145,423	65,683	57,132	122,815
Other underwriting expenses	40,758	13,129	53,887	39,507	16,468	55,975
Underwriting income (loss)	$ 9,124	$ 19,988	$ 29,112	$ 27,118	$ 40,341	$ 67,459
Key Ratios:						
Attritional loss ratio - current year	51.1 %	55.7 %	53.3 %	51.9 %	54.2 %	53.0 %
Attritional loss ratio - prior year development	(4.6)%	4.6 %	(0.1)%	(3.0)%	2.0 %	(0.5)%
Catastrophe loss ratio - current year	11.1 %	4.3 %	7.8 %	0.6 %	3.2 %	1.9 %
Catastrophe loss ratio - prior year development	0.0 %	1.5 %	0.7 %	(0.2)%	(3.1)%	(1.6)%
Loss and loss adjustment expense ratio	57.6 %	66.1 %	61.7 %	49.3 %	56.3 %	52.8 %
Acquisition cost ratio	26.5 %	23.0 %	24.8 %	25.9 %	22.1 %	24.0 %
Other underwriting expense ratio	12.9 %	3.9 %	8.5 %	14.1 %	5.9 %	10.0 %
Combined ratio	97.0 %	93.0 %	95.0 %	89.3 %	84.3 %	86.8 %

11

Segment Results
Consolidated Underwriting Results

($ in thousands)	Six Months Ended June 30, 2026 International	Bermuda	Total	Six Months Ended June 30, 2025 International	Bermuda	Total
Gross premiums written	$ 862,982	$ 908,170	$ 1,771,152	$ 714,757	$ 840,575	$ 1,555,332
Net premiums written	610,280	665,075	1,275,355	487,063	673,126	1,160,189
Net premiums earned	593,414	563,108	1,156,522	493,775	516,316	1,010,091
Third party fee income	4,367	6,288	10,655	8,164	1,512	9,676
Losses and loss adjustment expenses	338,129	348,145	686,274	270,405	394,758	665,163
Acquisition costs	161,491	128,438	289,929	128,473	111,223	239,696
Other underwriting expenses	82,057	22,222	104,279	75,130	30,579	105,709
Underwriting income (loss)	$ 16,104	$ 70,591	$ 86,695	$ 27,931	$ (18,732)	$ 9,199
Key Ratios:						
Attritional loss ratio - current year	53.0 %	54.9 %	53.9 %	52.0 %	53.0 %	52.5 %
Attritional loss ratio - prior year development	(1.7)%	4.1 %	1.1 %	(3.3)%	(0.1)%	(1.7)%
Catastrophe loss ratio - current year	5.7 %	2.1 %	4.0 %	6.2 %	26.9 %	16.8 %
Catastrophe loss ratio - prior year development	0.0 %	0.7 %	0.3 %	(0.1)%	(3.3)%	(1.7)%
Loss and loss adjustment expense ratio	57.0 %	61.8 %	59.3 %	54.8 %	76.5 %	65.9 %
Acquisition cost ratio	27.2 %	22.8 %	25.1 %	26.0 %	21.5 %	23.7 %
Other underwriting expense ratio	13.1 %	2.8 %	8.1 %	13.6 %	5.6 %	9.5 %
Combined ratio	97.3 %	87.4 %	92.5 %	94.4 %	103.6 %	99.1 %

12

Segment Results
5Q Consolidated Underwriting Results - Group

	Three Months Ended					Six Months Ended		Year Ended
($ in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025	December 31, 2025
Gross premiums written	$ 831,041	$ 940,110	$ 668,968	$ 698,845	$ 712,026	$ 1,771,152	$ 1,555,332	$ 2,923,145
Net premiums written	621,695	653,659	548,373	578,981	556,314	1,275,355	1,160,189	2,287,543
Net premiums earned	586,007	570,515	576,686	522,999	511,163	1,156,522	1,010,091	2,109,776
Third party fee income	3,904	6,750	12,756	4,169	5,014	10,655	9,676	26,601
Losses and loss adjustment expenses	361,489	324,785	314,646	278,712	269,928	686,274	665,163	1,258,521
Acquisition costs	145,423	144,507	142,181	125,412	122,815	289,929	239,696	507,290
Other underwriting expenses	53,887	50,392	57,079	58,955	55,975	104,279	105,709	221,743
Underwriting income (loss)	$ 29,112	$ 57,581	$ 75,536	$ 64,089	$ 67,459	$ 86,695	$ 9,199	$ 148,823
Key Ratios:								
Attritional loss ratio - current year	53.3 %	54.5 %	56.5 %	55.4 %	53.0 %	53.9 %	52.5 %	54.4 %
Attritional loss ratio - prior year development	(0.1)%	2.4 %	(3.1)%	(2.1)%	(0.5)%	1.1 %	(1.7)%	(2.2)%
Catastrophe loss ratio - current year	7.8 %	0.0 %	1.4 %	0.0 %	1.9 %	4.0 %	16.8 %	8.4 %
Catastrophe loss ratio - prior year development	0.7 %	0.0 %	(0.2)%	0.0 %	(1.6)%	0.3 %	(1.7)%	(0.9)%
Loss and loss adjustment expense ratio	61.7 %	56.9 %	54.6 %	53.3 %	52.8 %	59.3 %	65.9 %	59.7 %
Acquisition cost ratio	24.8 %	25.3 %	24.7 %	24.0 %	24.0 %	25.1 %	23.7 %	24.0 %
Other underwriting expense ratio	8.5 %	7.6 %	7.7 %	10.5 %	10.0 %	8.1 %	9.5 %	9.2 %
Combined ratio	95.0 %	89.8 %	87.0 %	87.8 %	86.8 %	92.5 %	99.1 %	92.9 %
Gross premiums written								
Property	$ 183,986	$ 248,234	$ 76,203	$ 134,626	$ 207,488	$ 432,221	$ 485,091	$ 695,920
Casualty	409,517	397,430	379,830	377,483	322,446	806,947	637,542	1,394,855
Specialty	237,538	294,446	212,935	186,736	182,092	531,984	432,699	832,370
Total	$ 831,041	$ 940,110	$ 668,968	$ 698,845	$ 712,026	$ 1,771,152	$ 1,555,332	$ 2,923,145
Net premiums earned								
Property	$ 117,868	$ 126,825	$ 125,109	$ 130,248	$ 124,019	$ 244,693	$ 265,192	$ 520,549
Casualty	291,401	265,978	261,562	243,997	232,047	557,379	449,719	955,278
Specialty	176,738	177,712	190,015	148,754	155,097	354,450	295,180	633,949
Total	$ 586,007	$ 570,515	$ 576,686	$ 522,999	$ 511,163	$ 1,156,522	$ 1,010,091	$ 2,109,776

13

Segment Results

5Q Underwriting Results - International

($ in thousands)	Three Months Ended June 30, 2026	Three Months Ended March 31, 2026	Three Months Ended December 31, 2025	Three Months Ended September 30, 2025	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025	Year Ended December 31, 2025
Gross premiums written	$ 420,073	$ 442,908	$ 422,345	$ 379,957	$ 344,799	$ 862,982	$ 714,757	$ 1,517,060
Net premiums written	322,843	287,436	340,588	304,410	258,089	610,280	487,063	1,132,061
Net premiums earned	302,623	290,791	309,299	252,302	253,209	593,414	493,775	1,055,377
Third party fee income	1,820	2,546	1,726	2,137	3,832	4,367	8,164	12,027
Losses and loss adjustment expenses	174,274	163,855	166,998	133,895	124,733	338,129	270,405	571,298
Acquisition costs	80,287	81,204	81,195	67,007	65,683	161,491	128,473	276,676
Other underwriting expenses	40,758	41,299	50,388	41,703	39,507	82,057	75,130	167,221
Underwriting income (loss)	$ 9,124	$ 6,979	$ 12,444	$ 11,834	$ 27,118	$ 16,104	$ 27,931	$ 52,209
Key Ratios:								
Attritional loss ratio - current year	51.1 %	54.9 %	56.3 %	55.3 %	51.9 %	53.0 %	52.0 %	54.0 %
Attritional loss ratio - prior year development	(4.6)%	1.4 %	(2.3)%	(2.2)%	(3.0)%	(1.7)%	(3.3)%	(2.8)%
Catastrophe loss ratio - current year	11.1 %	0.0 %	0.0 %	0.0 %	0.6 %	5.7 %	6.2 %	2.9 %
Catastrophe loss ratio - prior year development	0.0 %	0.0 %	0.0 %	0.0 %	(0.2)%	0.0 %	(0.1)%	0.0 %
Loss and loss adjustment expense ratio	57.6 %	56.3 %	54.0 %	53.1 %	49.3 %	57.0 %	54.8 %	54.1 %
Acquisition cost ratio	26.5 %	27.9 %	26.3 %	26.6 %	25.9 %	27.2 %	26.0 %	26.2 %
Other underwriting expense ratio	12.9 %	13.3 %	15.7 %	15.7 %	14.1 %	13.1 %	13.6 %	14.7 %
Combined ratio	97.0 %	97.5 %	96.0 %	95.4 %	89.3 %	97.3 %	94.4 %	95.0 %
Gross premiums written								
Property	$ 61,292	$ 54,496	$ 55,276	$ 63,894	$ 63,871	$ 115,789	$ 118,397	$ 237,568
Casualty	175,394	166,577	185,152	167,107	140,441	341,971	276,003	628,262
Specialty	183,387	221,835	181,917	148,956	140,487	405,222	320,357	651,230
Total	$ 420,073	$ 442,908	$ 422,345	$ 379,957	$ 344,799	$ 862,982	$ 714,757	$ 1,517,060
Net premiums earned								
Property	$ 48,191	$ 50,586	$ 47,772	$ 47,813	$ 43,706	$ 98,777	$ 89,410	$ 184,995
Casualty	115,845	99,880	104,188	91,841	89,233	215,725	179,801	375,831
Specialty	138,587	140,325	157,339	112,648	120,270	278,912	224,564	494,551
Total	$ 302,623	$ 290,791	$ 309,299	$ 252,302	$ 253,209	$ 593,414	$ 493,775	$ 1,055,377

14

Segment Results
5Q Underwriting Results - Bermuda

($ in thousands)	Three Months Ended June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	Six Months Ended June 30, 2026	June 30, 2025	Year Ended December 31, 2025
Gross premiums written	$ 410,968	$ 497,202	$ 246,623	$ 318,888	$ 367,227	$ 908,170	$ 840,575	$ 1,406,085
Net premiums written	298,852	366,223	207,785	274,571	298,225	665,075	673,126	1,155,482
Net premiums earned	283,384	279,724	267,387	270,697	257,954	563,108	516,316	1,054,399
Third party fee income	2,084	4,204	11,030	2,032	1,182	6,288	1,512	14,574
Losses and loss adjustment expenses	187,215	160,930	147,648	144,817	145,195	348,145	394,758	687,223
Acquisition costs	65,136	63,303	60,986	58,405	57,132	128,438	111,223	230,614
Other underwriting expenses	13,129	9,093	6,691	17,252	16,468	22,222	30,579	54,522
Underwriting income (loss)	$ 19,988	$ 50,602	$ 63,092	$ 52,255	$ 40,341	$ 70,591	$ (18,732)	$ 96,614
Key Ratios:								
Attritional loss ratio - current year	55.7 %	53.9 %	56.7 %	55.6 %	54.2 %	54.9 %	53.0 %	54.6 %
Attritional loss ratio - prior year development	4.6 %	3.6 %	(4.1)%	(2.1)%	2.0 %	4.1 %	(0.1)%	(1.6)%
Catastrophe loss ratio - current year	4.3 %	0.0 %	3.0 %	0.0 %	3.2 %	2.1 %	26.9 %	13.9 %
Catastrophe loss ratio - prior year development	1.5 %	0.0 %	(0.4)%	0.0 %	(3.1)%	0.7 %	(3.3)%	(1.7)%
Loss and loss adjustment expense ratio	66.1 %	57.5 %	55.2 %	53.5 %	56.3 %	61.8 %	76.5 %	65.2 %
Acquisition cost ratio	23.0 %	22.6 %	22.8 %	21.6 %	22.1 %	22.8 %	21.5 %	21.9 %
Other underwriting expense ratio	3.9 %	1.7 %	(1.6)%	5.6 %	5.9 %	2.8 %	5.6 %	3.8 %
Combined ratio	93.0 %	81.8 %	76.4 %	80.7 %	84.3 %	87.4 %	103.6 %	90.9 %
Gross premiums written								
Property	$ 122,694	$ 193,738	$ 20,927	$ 70,732	$ 143,617	$ 316,432	$ 366,694	$ 458,352
Casualty	234,123	230,853	194,678	210,376	182,005	464,976	361,539	766,593
Specialty	54,151	72,611	31,018	37,780	41,605	126,762	112,342	181,140
Total	$ 410,968	$ 497,202	$ 246,623	$ 318,888	$ 367,227	$ 908,170	$ 840,575	$ 1,406,085
Net premiums earned								
Property	$ 69,677	$ 76,239	$ 77,337	$ 82,435	$ 80,313	$ 145,916	$ 175,782	$ 335,554
Casualty	175,556	166,098	157,374	152,156	142,814	341,654	269,918	579,447
Specialty	38,151	37,387	32,676	36,106	34,827	75,538	70,616	139,398
Total	$ 283,384	$ 279,724	$ 267,387	$ 270,697	$ 257,954	$ 563,108	$ 516,316	$ 1,054,399

15

Other Information
Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss ("PML") as of July 1, 2026

($ in millions)

Region	Peril	Probability of Exceedance	Group Net PML ($m)(1)	% of Shareholders' Equity
Florida	U.S. Hurricane	1 in 100	$ 215.2	7.5 %
Northeast	U.S. Hurricane	1 in 100	211.5	7.4 %
Gulf (TX - AL)	U.S. Hurricane	1 in 100	190.5	6.7 %
California	Earthquake	1 in 250	299.2	10.5 %
Pacific Northwest	Earthquake	1 in 250	148.1	5.2 %

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250-year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

16

17 Other Information Non-GAAP Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements that management uses to assess our operating results are considered non-GAAP financial measures under Regulation G and Item 10(e) of Regulation S-K, each promulgated by the SEC. We believe that these non- GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included below. Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized Operating income (loss) attributable to common shareholders, as used herein, differs from net income (loss) and other comprehensive income (loss) attributable to common shareholders, which we believe is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity and short term investments, and net foreign exchange gains and losses. We also use operating income (loss) attributable to common shareholders to calculate operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized. We believe that operating income (loss) attributable to common shareholders, operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized are meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The following tables are a reconciliation of: net income (loss) and other comprehensive income (loss) attributable to common shareholders to operating income (loss) attributable to common shareholders; net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted to operating income (loss) attributable to common shareholders per common share - diluted; and return on average common shareholders' equity - annualized to operating return on average common shareholders' equity - annualized. Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

Other Information
Non-GAAP Measures

Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized (continued)

($ in thousands, except per share amounts)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025	Year Ended 2025
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 143,782	$ 187,415	$ 277,320	$ 268,288	$ 576,670
Adjustment for:					
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	5,241	(1,343)	2,332	(867)	(7,369)
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	6,529	(28,782)	47,171	(63,269)	(72,771)
Net foreign exchange (gains) losses	2,629	4,513 $	(1,905) $	7,039 $	5,985
Operating income (loss) attributable to common shareholders	$ 158,181	$ 161,803	$ 324,918	$ 211,191	$ 502,515
Net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted	$ 1.42	$ 1.79	$ 2.73	$ 2.56	$ 5.55
Adjustment for:					
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	0.05	(0.01)	0.02	(0.01)	(0.07)
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	0.06	(0.27)	0.46	(0.60)	(0.70)
Net foreign exchange (gains) losses	0.03	0.04	(0.01)	0.06	0.06
Operating income (loss) attributable to common shareholders per common share - diluted	$ 1.56	$ 1.55	$ 3.20	$ 2.01	$ 4.84
Return on average common shareholders' equity - annualized	20.6 %	30.2 %	19.6 %	22.0 %	22.4 %
Adjustment for:					
Net realized (gains) losses on investments - Fixed maturity and short-term investments[1]	0.8 %	(0.2)%	0.2 %	(0.1)%	(0.3)%
Net unrealized (gains) losses on investments - Fixed maturity and short-term investments[1]	0.9 %	(4.6)%	3.3 %	(5.2)%	(2.8)%
Net foreign exchange (gains) losses	0.4 %	0.7 %	(0.2)%	0.6 %	0.2 %
Operating return on average common shareholders' equity - annualized	22.7 %	26.1 %	22.9 %	17.3 %	19.5 %

(1) Fixed income portfolio managed by our external investment managers only

18

Other Information
Non-GAAP Measures

Underwriting Income (Loss)

We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company's reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.

The table below reconciles underwriting income (loss) to net income (loss), the most directly comparable GAAP financial measure:

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended
($ in thousands)	2026	2025	2026	2025	2025
Underwriting income (loss)	$ 29,112	$ 67,459	$ 86,695	$ 9,199	$ 148,823
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	252,296	229,101	429,402	496,822	775,132
Net foreign exchange gains (losses)	(2,629)	(4,513)	1,905	(7,039)	(5,985)
Corporate expenses	(13,044)	(12,853)	(24,116)	(25,821)	(57,167)
Amortization of intangible assets	(3,700)	(4,004)	(7,720)	(7,895)	(15,709)
Interest expense	(4,762)	(4,729)	(9,538)	(10,331)	(20,189)
Income tax (expense) benefit	(2,470)	(2,675)	(4,793)	(5,882)	15,124
Net income (loss), prior to non-controlling interest	$ 254,803	$ 267,786	$ 471,835	$ 449,053	$ 840,029

Third Party Fee Income

Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of performance and management fees earned by the Bermuda segment that were generated by our third party capital manager, Ada Capital Management Limited, and fees earned by the International segment for management services provided to consortia and third party syndicates. We believe that this measure is a relevant component of our underwriting income (loss), with other income (loss) being the most directly comparable GAAP financial measure.

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended
($ in thousands)	2026	2025	2026	2025	2025
Third party fee income	$ 3,904	$ 5,014	$ 10,655	$ 9,676	$ 26,601
Other income (loss)	$ 3,904	$ 5,014	$ 10,655	$ 9,676	$ 26,601

19

20 Three Months Ended June 30, Six Months Ended June 30, Year Ended ($ in thousands) 2026 2025 2026 2025 2025 Other underwriting expenses ......................................................................................................... $ 53,887 $ 55,975 $ 104,279 $ 105,709 $ 221,743 Corporate expenses ........................................................................................................................ 13,044 12,853 24,116 25,821 57,167 General and administrative expenses .......................................................................................... $ 66,931 $ 68,828 $ 128,395 $ 131,530 $ 278,910 Other Information Non-GAAP Measures Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 8, Segment Reporting in the unaudited condensed consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most directly comparable GAAP financial measure: Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the loss and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss.